EX-99.906




                            Korea Equity Fund, Inc.

                    Two World Financial Center, Building B
                           New York, New York 10281

                                                                  Telephone
                                                                  (800) 833-0018

        Certification Pursuant to Section 906 of the Sarbanes Oxley Act
        ---------------------------------------------------------------

I, Rita Chopra-Brathwaite, certify that:

11. The Form N-CSR of the Fund (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

12. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

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Date: June 30 , 2005                           /s/ Rita Chopra-Brathwaite
                                               --------------------------
--------------------------------------------------------------------------------
                                               Rita Chopra-Brathwaite
                                               Treasurer
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A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Korea Equity Fund,
Inc. and will be retained by Korea Equity Fund, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.


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                            Korea Equity Fund, Inc.

                    Two World Financial Center, Building B
                           New York, New York 10281

                                                                  Telephone
                                                                  (800) 833-0018

        Certification Pursuant to Section 906 of the Sarbanes Oxley Act
        ---------------------------------------------------------------

I, Yasushi Suzuki, certify that:

13. The Form N-CSR of the Fund (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

14. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

--------------------------------------------------------------------------------

Date: June 30, 2005                            /s/ Yasushi Suzuki
                                               ------------------
--------------------------------------------------------------------------------
                                               Yasushi Suzuki
                                               President
--------------------------------------------------------------------------------
A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Korea Equity Fund,
Inc. and will be retained by Korea Equity Fund, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.


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